Executive Benefits VUL

Supplement dated January 16, 2009

to the

Prospectus Dated September 2, 2008

The following supplemental information should be read in conjunction with the Prospectus and Statement of Additional Information dated September 2, 2008 for Executive Benefits VUL, a corporate owned variable universal life insurance policy (the “Policy”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account N and marketed under the name “Executive Benefits VUL.”

The Janus Aspen Mid Cap Value Portfolio has been renamed. The new name of the fund is the Janus Aspen Perkins Mid Cap Value Portfolio. The Adviser is Janus Capital Management LLC. The Fund is sub-advised by Perkins Investment Management LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.

All other provisions of this prospectus shall remain unchanged.

This Supplement should be retained with the Prospectus for future reference